UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 29, 2004

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 29, 2004, we executed amendments to our four letter of credit agreements, to reduce the cash collateral amount required. These agreements are among The Gap, Inc. and the LC Subsidiaries named therein on the one hand and each of Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, and HSBC Bank USA, National Association on the other hand. In addition, effective on October 29, 2004, the Company reduced the aggregate facility amount from $1.2 billion to $900 million. The letter of credit agreements are scheduled to expire in June 2006 and are secured, in the aggregate, by approximately $900 million in cash, which is included in restricted cash on our Consolidated Balance Sheet.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see the discussion set forth in response to Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

(10.1)	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and Bank of America, N.A., as LC Issuer.

(10.2)	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and JPMorgan Chase Bank, as LC Issuer.

(10.3)	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and HSBC Bank USA, National Association (formerly HSBC Bank USA), as LC Issuer.

(10.4)	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and Citibank, N.A., as LC Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: November 4, 2004	By:	/s/ Byron Pollitt
Byron Pollitt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and Bank of America, N.A., as LC Issuer.

10.2	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and JPMorgan Chase Bank, as LC Issuer.

10.3	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and HSBC Bank USA, National Association (formerly HSBC Bank USA), as LC Issuer.

10.4	Amendment No. 2 dated October 29, 2004 to the Letter of Credit Agreement dated as of June 25, 2003, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of August 30, 2004, among The Gap, Inc., LC Subsidiaries, and Citibank, N.A., as LC Issuer.